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                                                                    EXHIBIT 23.2


               CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

We consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-72603) pertaining to the Employee Stock Plan of Quidel Corporation of our report dated May 14, 1999, with respect to the consolidated financial statements of Quidel Corporation included in the Annual Report (Form 10-K) of Quidel Corporation for the nine months ended December 31, 1999.




                                             /s/  ERNST & YOUNG LLP


San Diego, California
March 21, 2000